UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

                       October 29, 2013 (August 20, 2013)
                Date of report (Date of earliest event reported)


                             CHANCELLOR GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

          NEVADA                       000-30219                 87-0438647
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

                    500 Taylor Street, Plaza Two - Suite 200
                              Amarillo, Texas 79101
          (Address of Principal executive offices, including Zip Code)

                                 (806) 322-2731
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                                EXPLANATORY NOTE

     On August 20, 2013, Chancellor Group, Inc., a Nevada corporation ("Chancellor"), filed a Current Report on Form 8-K disclosing that Chancellor had entered into a binding term sheet with The Fuelist, LLC, a California limited liability company ("Fuelist"), and its founders, pursuant to which Chancellor acquired a 51% ownership interest in Fuelist. The purpose of this Amendment No. 1 to the Current Report Form 8-K is to file the required historical financial statements of Fuelist and the pro-forma financial information required by Item 9.01 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired.

     Attached hereto as Exhibit 99.1 and incorporated herein by reference are the audited financial statements and related notes of The Fuelist, LLC (a Development Stage Enterprise) as of August 31, 2013 and for the period May 3, 2013 (Inception) to August 31, 2013.

     (b) Pro forma financial information.

     The unaudited pro-forma financial information of the Company and Fuelist, including the notes thereto, are included in the financial statements which are being filed herewith as Exhibit 99.2.

     (d) Exhibits.

Exhibit No.                        Description
-----------                        -----------

   10.1* Binding Term Sheet for investment in The Fuelist, LLC, dated August 15, 2013

   99.1 Audited consolidated financial statements and related notes of The Fuelist, LLC as of August 31, 2013 and for the period May 3, 2013 (Inception) to August 31, 2013

   99.2 Unaudited pro-forma financial information of the Company and Fuelist

----------
* Previously filed with Current Report on Form 8-K filed on August 20, 2013.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2013

                                          CHANCELLOR GROUP, INC.


                                          By: /s/ Maxwell Grant
                                             -----------------------------------
                                             Maxwell Grant
                                             Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

   10.1* Binding Term Sheet for investment in The Fuelist, LLC, dated August 15, 2013

   99.1 Audited consolidated financial statements and related notes of The Fuelist, LLC as of August 31, 2013 and for the period May 3, 2013 (Inception) to August 31, 2013

   99.2 Unaudited pro-forma financial information of the Company and Fuelist

----------
* Previously filed with Current Report on Form 8-K filed on August 20, 2013.